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                                                                     Exhibit 4.5

                                 REAFFIRMATION

                               OF LOAN DOCUMENTS

                                                              as of May 15, 2001

Bank of America, N.A., as Administrative Agent
231 South LaSalle Street
Chicago, Illinois  60697

                     Re:  Reaffirmation of Loan Documents

Ladies and Gentlemen:

     Please refer to:

     1. The Security Agreement dated as of March 30, 2001, as amended (the "Security Agreement"), among APW, Ltd. (the "Borrower"), APW NORTH AMERICA, INC. ("APW-NA"), APW HOLDING DENMARK APS ("APW-Denmark"), the other person or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors, and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent");

     2. The Pledge Agreement, dated as of March 30, 2001, as amended (the "Pledge Agreement") among the Borrower, APW-NA, APW-Denmark, the other persons or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and the Administrative Agent;

     3. The Assignment of Security Interest in United States Trademarks and Patents, dated as of April 12, 2001, (the "Patent and Trademark Security Agreement") among the Borrower, APW NORTH AMERICA, INC., the other person or entities which are listed on the signature pages thereto as debtors or which from time to time become parties thereto as debtors and the Administrative Agent.

     4.  The following Guaranties (the "Guaranties"):

         (a) Guaranty of the Borrower, entered into as of July 31, 2000, in favor of Administrative Agent;

         (b) Guaranty of APW-NA, entered into as of July 31, 2000 in favor of Administrative Agent;

         (c) Guaranty of Eder Industries Inc. entered into as of July 31, 2000, in favor of Administrative Agent;

         (d) Guaranty of APW Wright Line LLC entered into as of July 31, 2000, in favor of Administrative Agent;

         (e) Guaranty of APW Enclosures (Dublin) Limited, entered into as of July 31, 2000, in favor of Administrative Agent;

         (f) Guaranty of Hoermann Security Systems Ltd, entered into as of July 31, 2000, in favor of Administrative Agent;

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         (g)  Guaranty of Applied Power Ltd., entered into as of July 31, 2000, in favor of Administrative Agent;

         (h) Guaranty of APW Electronics Ltd., entered into as of July 31, 2000, in favor of Administrative Agent;

         (i) Guaranty of APW Electronics Investments Overseas Ltd., entered into as of July 31, 2000, in favor of Administrative Agent;

         (j) Guaranty of Wright Line Ltd., entered into as of July 31, 2000, in favor of Administrative Agent;

         (k) Guaranty of VERO Electronics, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (l) Guaranty of APW Enclosure Systems Holdings Ltd., entered into as of July 31, 2000, in favor of Administrative Agent;

         (m) Guaranty of APW Enclosure Systems (UK) Ltd., entered into as of July 31, 2000, in favor of Administrative Agent;

         (n) Guaranty of APW Galway Limited, entered into as of July 31, 2000, in favor of Administrative Agent;

         (o) Guaranty of Cambridge Aeroflo, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (p) Guaranty of Electronic Solutions, entered into as of July 31, 2000, in favor of Administrative Agent;

         (q) Guaranty of McLean West Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (r) Guaranty of McLean Midwest Corporation, entered into as of July 31, 2000, in favor of Administrative Agent;

         (s) Guaranty of Zero-East Division, Zero Corporation, entered into as of July 31, 2000, in favor of Administrative Agent;

         (t) Guaranty of APW Enclosure Systems, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (u) Guaranty of Innovative Metal Fabrication, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (v) Guaranty of Precision Fabrication Technologies Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (w) Guaranty of Metalade of Pennsylvania, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;


                                       2
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         (x)  Guaranty of APW Enclosure Systems Holding, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (y) Guaranty of APW Enclosure Systems, LP, entered into as of July 31, 2000, in favor of Administrative Agent;

         (z) Guaranty of Rubicon USA, Inc., entered into as of July 31, 2000, in favor of Administrative Agent;

         (aa) Guaranty of Aspen Motion Technologies Inc., entered into as of July 31, 2000, in favor of Administrative Agent; and

         (bb) Guaranty of HSP USA Inc., entered into as of July 31, 2000, in favor of Administrative Agent.

     The Security Agreement, the Pledge Agreement, the Patent and Trademark Security Agreement and the Guaranties, in each case as heretofore amended, are collectively referred to herein as the "Loan Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

     Each of the undersigned acknowledges that the Borrower, various financial institutions listed on the signature pages thereof (together with their respective successors and assigns), BANK ONE, NA, as Syndication Agent, THE CHASE MANHATTAN BANK, as Documentation Agent and the Administrative Agent, have executed the Amended and Restated Multicurrency Credit Agreement, dated as of May 15, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

     Each of the undersigned hereby confirms that each Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Credit Agreement and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended and restated.

     The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.


                                       3
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     Delivered in Chicago, Illinois as of the day and year first above written.

                            APW LTD.


                            By:_____________________________
                            Name:
                            Title:


                            APW NORTH AMERICA INC.


                            By:_____________________________
                            Name:
                            Title:


                            APW HOLDING DENMARK APS


                            By:_____________________________
                            Name:
                            Title:



                            APPLIED POWER LTD.
                            APW ELECTRONICS INVESTMENTS OVERSEAS LTD.
                            APW ELECTRONICS LTD.
                            APW ENCLOSURE SYSTEMS HOLDINGS LTD.
                            APW ENCLOSURE SYSTEMS (UK) LTD.
                            WRIGHT LINE LTD.


                            By:_____________________________
                            Name:
                            Title:



                            APW ENCLOSURES (DUBLIN) LIMITED



                            By:_____________________________
                            Name:
                            Title:



                            APW GALWAY LIMITED



                            By:_____________________________
                            Name:
                            Title:



                            HOERMANN SECURITY SYSTEMS LTD.



                            By:_____________________________
                            Name:
                            Title:



                            APW ENCLOSURE SYSTEMS, INC.
                            APW ENCLOSURE SYSTEMS HOLDING, INC.
                            APW WRIGHT LINE LLC
                            ASPEN MOTION TECHNOLOGIES INC.
                            EDER INDUSTRIES INC.
                            CAMBRIDGE AEROFLO, INC.
                            ELECTRONIC SOLUTIONS
                            HSP USA INC.
                            INNOVATIVE METAL FABRICATION, INC.
                            MCLEAN WEST INC.
                            MCLEAN MIDWEST CORPORATION
                            METALADE OF PENNSYLVANIA, INC.
                            PRECISION FABRICATION TECHNOLOGIES INC.
                            RUBICON USA, INC.
                            VERO ELECTRONICS, INC.
                            ZERO-EAST DIVISION, ZERO CORPORATION

                            By:_____________________________
                            Name:
                            Title:



                            APW ENCLOSURE SYSTEMS, LP


                            By:_____________________________
                            Name:
                            Title:




Agreed to and Acknowledged by


BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:_____________________________
Name:___________________________
Title:__________________________